UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 18, 2016

MASTECH HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

001-34099	26-2753540
(Commission File Number)	(IRS Employer Identification No.)

1305 Cherrington Parkway, Suite 400 Moon Township, PA	15108
(Address of Principal Executive Offices)	(Zip Code)

(412) 787-2100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As further described in Item 5.07 of this Current Report on Form 8-K, at the Annual Meeting of Shareholders (the “Annual Meeting”) of Mastech Holdings, Inc. (the “Company”) held on May 18, 2016, the Company’s shareholders approved an amendment to the Company’s Stock Incentive Plan, as amended (the “Plan”), to increase the number of shares of common stock that may be issued pursuant to the Plan by 200,000 shares.

A copy of the foregoing amendment to the Plan, as proposed at the Annual Meeting, was included as Exhibit A to the Company’s proxy statement for the Annual Meeting, which proxy statement was filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 14, 2016, and is available at the SEC’s website at www.sec.gov, and a copy of the Plan, as in effect prior to shareholder approval of the amendment to the Plan, was included as Exhibit B to that proxy statement. The terms and conditions of the Plan, as amended, and information pertaining to certain participants in the Plan, as amended, are described in detail in that proxy statement. The foregoing descriptions of the amendment to the Plan and the Plan are qualified in their entirety by the terms of that amendment and the Plan, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

As previously disclosed, Vivek Gupta, the Company’s President and Chief Executive Officer, was granted a non-qualified stock option to purchase 250,000 shares of the Company’s common stock, which such grant was contingent upon the Company’s shareholders approving the foregoing amendment to the Plan to increase the number of shares of common stock that may be issued pursuant to the Plan by 200,000 shares. As a result of the Company’s shareholders approving that amendment to the Plan at the Annual Meeting, the shareholder approval contingency with respect to Mr. Gupta’s stock option grant is no longer applicable.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 18, 2016, the Company held its Annual Meeting. The Company solicited proxies for the Annual Meeting pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. At the Annual Meeting, the shareholders of the Company: (1) elected the two nominees for Class II director, (2) approved an amendment to the Plan to increase the number of shares of common stock that may be issued pursuant to the Plan by 200,000 shares and (3) approved the compensation of the Company’s named executive officers. Notwithstanding the vote required by the Company’s bylaws, Proposal 3 (an advisory vote on named executive officer compensation) is an advisory vote only and is not binding on the Company.

The final results of the votes regarding each proposal are set forth below.

Proposal 1 — Election to the Company’s Board of Directors of two (2) Class II directors to serve for three-year terms or until their respective successors shall have been elected and qualified:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Ashok Trivedi	2,671,164	308,105	0
Vivek Gupta	2,672,489	306,780	0

Proposal 2 — Approval of an amendment to the Plan to increase the number of shares of common stock that may be issued pursuant to the Plan by 200,000 shares:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,658,219	320,738	312	0

Proposal 3 — A non-binding advisory vote on the compensation of the named executive officers of the Company.

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,958,408	18,746	2,115	0

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment to Mastech Holdings, Inc. Stock Incentive Plan (as Amended and Restated)

10.2	Mastech Holdings, Inc. Stock Incentive Plan (as Amended and Restated)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTECH HOLDINGS, INC.

By:	/s/ John J. Cronin
Name:	John J. Cronin
Title:	Chief Financial Officer

May 23, 2016

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment to Mastech Holdings, Inc. Stock Incentive Plan (as Amended and Restated)

10.2	Mastech Holdings, Inc. Stock Incentive Plan (as Amended and Restated)